UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 22, 2003



                              ELIZABETH ARDEN, INC.
             (Exact name of registrant as specified in its charter)



          Florida                        1-6370                 59-0914138
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida                       33014
  (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (305) 818-8000



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

           On October 22, 2003, Elizabeth Arden, Inc. (the "Company") closed the public offering of 5,750,000 shares of its common stock at $18.25 per share. The Company sold 3,666,667 shares in the offering and the selling shareholder, an affiliate of Unilever, sold 2,083,333 shares.

           The Underwriting Agreement relating to the common stock, and the opinion of Weil, Gotshal & Manges LLP regarding the validity of the common stock, sold in the offering are filed as Exhibits 1.1 and 5.1, respectively.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

                1.1 Underwriting Agreement, dated October 16, 2003, among Elizabeth Arden, Inc., the underwriters named therein and Conopco, Inc., as selling stockholder.

                5.1         Opinion of Weil, Gotshal & Manges LLP.

               99.1         Press Release dated October 22, 2003.


ITEM 9.    REGULATION FD DISCLOSURE.

           On October 22, 2003, the Company issued a press release to announce the closing of the common stock offering. In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

           A copy of the press release is attached to this Form 8-K as Exhibit 99.1.





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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ELIZABETH ARDEN, INC.

Date: October 23, 2003                      /s/ Stephen J. Smith
                                            ----------------------------------
                                            Stephen J. Smith
                                            Executive Vice President and
                                            Chief Financial Officer





















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
                                  EXHIBIT INDEX


Exhibit Number                               Description
--------------       ----------------------------------------------------------
     1.1             Underwriting Agreement, dated October 16, 2003, among
                     Elizabeth Arden, Inc., the underwriters named therein and Conopco, Inc., as selling stockholder.

     5.1             Opinion of Weil, Gotshal & Manges LLP.

    99.1             Press Release dated October 22, 2003.































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